EXHIBIT 10.1
Execution Version
FIRST AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 28, 2010, is made by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”) and the Required Lenders.
Recitals
Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of February 5, 2010 (the “Credit Agreement”). Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;
Whereas, the Borrower has informed the Administrative Agent and the Lenders that it plans to discontinue development of the Sugarcane Bay Property and has requested certain amendments to the Credit Agreement; and
Whereas, subject to the terms and conditions set forth herein, the Required Lenders are willing to amend the Credit Agreement as hereinafter set forth.
Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Administrative Agent and the Required Lenders agree as follows:
Section 1. Amendments to Credit Agreement. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby modified and amended, as of the First Amendment Effective Date, as follows:
1.1 Amendment to Section 7.4. Section 7.4 of the Credit Agreement is amended by (a) deleting the “and” and the end of clause (c) thereof; (b) deleting the period at the end of clause (d) thereof and replacing it with “; and” and (c) adding the following new clause (e) and the end thereof:
“(e) Any Person may merge, consolidate, amalgamate, liquidate, dissolve or Dispose of all or substantially all of its assets in a transaction that is a Disposition, or a series of transactions that are Dispositions, permitted pursuant to Section 7.5 (other than Section 7.5(c)).”
1.2 Amendment to Section 7.19. Section 7.19 of the Credit Agreement is restated in its entirety as follows:
“7.19 Baton Rouge Project Construction Covenants. On and after January 1, 2010, apply more than $25,000,000 of funds from any source to the Expenses for the Baton Rouge Project until the Borrower shall have received New Capital Available Proceeds in an amount equal to or greater than $40,000,000.”

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1.3 Amendment to Schedule 7.5(g). Schedule 7.5(g) of the Credit Agreement is replaced in its entirety with the Schedule 7.5(g) attached to this Amendment as Schedule I.
Section 2. Representations and Warranties of the Borrower. In order to induce the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.
2.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.
2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the First Amendment Effective Date.
Section 3. Conditions to Effectiveness of this Amendment. This Amendment, and the consents and approvals contained herein, shall be effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions has been satisfied:
3.1 Execution of Amendment. The Borrower and the Required Lenders shall have executed and delivered this Amendment.
3.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.

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3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date after giving effect to this Amendment.
3.4 No Default. After giving effect to this Amendment and the extension of credit to be made on such date, if any, and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.
3.5 Approvals. All governmental and third party approvals necessary or advisable in connection with the transactions contemplated by this Amendment and the amendments to the other Loan Documents, if any, shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.
Section 4. Effect Of Amendment; Ratification. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.
Section 5. Borrower Confirmation. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.
Section 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7. No Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.
Section 8. Integration. The Credit Agreement and the other Loan Documents (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.
Section 9. Captions. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.
Section 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this

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Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.
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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWER:	PINNACLE ENTERTAINMENT, INC., a Delaware corporation
	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

First Amendment Signature Page

ADMINISTRATIVE AGENT:	BARCLAYS BANK PLC
	By:	/s/ Craig Malloy
		Name:	Craig Malloy
		Title:	Director

First Amendment Signature Page

LENDER: Barclays Bank PLC
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

First Amendment Signature Page

LENDER: JPMORGAN CHASE BANK, N.A.
By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

First Amendment Signature Page

LENDER: Deutsche Bank Trust Company Americas
By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Robert M. Wood, Jr.
	Name:	Robert M. Wood, Jr.
	Title:	Director

First Amendment Signature Page

LENDER: Credit Agricole Corporate and Investment Bank f/k/a Calyon (New York Branch)
By:	/s/ David Bowers
	Name:	David Bowers
	Title:	Managing Director

First Amendment Signature Page

LENDER: Capital One, N.A.
By:	/s/ Ross Wales
	Name:	Ross Wales
	Title:	Senior Vice President

First Amendment Signature Page

LENDER: Bank of America, N.A.
By:	/s/ Brian D. Corum
	Name:	Brian D. Corum
	Title:	Senior Vice President

First Amendment Signature Page

LENDER: UBS Loan Finance LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

First Amendment Signature Page

Exhibit A
CONSENT OF GUARANTORS
Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 28 day of April, 2010.

BILOXI CASINO CORP., a Mississippi corporation CASINO MAGIC CORP., a Minnesota corporation ST. LOUIS CASINO CORP., a Missouri corporation
By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

CASINO ONE CORPORATION, a Mississippi Corporation PNK (BOSSIER CITY), INC., a Louisiana corporation
By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

BOOMTOWN, LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

OGLE HAUS, LLC, an Indiana limited liability company
By:	Belterra Resort Indiana, LLC, its sole member

By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company
By:	Pinnacle Entertainment, Inc., its sole member and manager

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam
By:	Boomtown, LLC, its general partner

By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

PNK (ES), LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 1), LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc, its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 2), LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc, its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership
By:	PNK Development 8, LLC, its Managing Partner

By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK Development 8, LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK Development 9, LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

PNK (SCB), L.L.C., a Louisiana limited liability company
By:	PNK Development 7, LLC, its sole member

By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company
By:	Pinnacle Entertainment, Inc., its sole member

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc., a Missouri corporation
By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

Consent of Guarantors to First Amendment

YANKTON INVESTMENTS, LLC, a Nevada limited liability company
By:	/s/ John A. Godfrey
	Name:	John A. Godfrey
	Title:	Manager

Consent of Guarantors to First Amendment

Schedule I
Schedule 7.5(g)
Designated Assets

Schedule 7.5(g)
List of Designated Assets

Description of Asset	Location
All owned and leased Property related to the PRC-MO Property, including but not limited to the lease and sublease with the City of St. Louis and The Port Authority of the City of St. Louis	Missouri

Ownership interest in ODS Technologies, L.P. and all rights, title and interest in and to that certain Investment Agreement, dated July 30, 1997, between ODS Technologies, L.P. and Pinnacle Entertainment, Inc, as amended and any other agreement related to Pinnacle Entertainment, Inc.’s ownership interest in ODS Technologies, L.P.
N/A

St. Louis City Owned Property (Parking)	Missouri
806-808 North 1st Street (Parking)

St. Louis City Owned Property (HoteLumiere) 901 N. First Street	Missouri

St. Louis City Owned Properties (Parking)	Missouri

920 N. First Street
925 N. First Street
928 N. First Street
930 N. First Street
934 N. First Street
942 N. First Street
900 N. First Street
914 N. First Street

1016 N. First Street
1020 N. First Street
1024 N. First Street
1012 N. First Street
1004 N. First Street
1000 N. First Street
1028 N. First Street

Description of Asset	Location
St. Louis City Owned Properties (Parking for President Casino)	Missouri

1005 N. Wharf Street
901 N. Wharf Street
1003 N. Wharf
1030 R N. Commercial Street
1030 N. Commercial Street

St. Louis City Owned Properties (Condo Development)	Missouri

807 N. Leonor K. Sullivan Blvd.
805 N. Leonor K. Sullivan Boulevard
803 N. Leonor K. Sullivan Boulevard
1 Morgan Street

St. Louis City Leased Property (Sligo Warehouse)	Missouri

1100 N. 2nd Street

St. Louis City Leased Property (Office Building)	Missouri

727 North First Street (5th Floor) and any leased portion of the 6th floor

St. Louis County Properties	Missouri

8021 Zellie
8019 Zellie

Warehouse leased in connection with the River City Property	Missouri

Boomtown Hotel and Casino (fee, including water rights) located at 2100 I-80 West (I-80 at Boomtown), Reno, Nevada 89439	Nevada

Approximately 500 acres of excess (non-operating) land adjacent to the Boomtown Hotel and Casino in Reno, Nevada, and any water rights appurtenant thereto	Nevada

Approximately 296 acres of excess undeveloped land in the mountains outside Reno, Nevada, and any water rights appurtenant thereto	Nevada

Excess (non-operating) and excess undeveloped land near the Boomtown Casino in New Orleans, Louisiana	Louisiana

Real Property and Improvements acquired from Harrah’s, located in Lake Charles, Louisiana	Louisiana

Description of Asset	Location
Leasehold interest pursuant to the Ground Lease with the Lake Charles Harbor & Terminal District and PNK (Lake Charles), L.L.C. in Lake Charles, Louisiana (Sugarcane Bay Project)	Louisiana

Real Property in Lake Charles, Louisiana, purchased and/or to be purchased pursuant to the Ground Lease with the Lake Charles Harbor & Terminal District and PNK (Lake Charles), L.L.C. (Sugarcane Bay Project)
Louisiana

Any and all equity interests in PNK (SCB), L.L.C.	N/A

Remainder of four parcels (fee) purchased from Richard, Sittig, Connor, and Hatchett in Lake Charles, Louisiana	Louisiana

Approximately 56 acres of Real Property in Lake Charles, Louisiana (Cline Canal Tract) purchased from Bailey, Verret, Vail Rigler, Chesson, Schoolsky, Queenan, Chesson, Bodin and Robichaux in various transactions in 2007.
Louisiana

Excess (non-operating) and excess undeveloped land in Baton Rouge, Louisiana	Louisiana

The single family dwelling at 3801 Burgoyne St., Lake Charles, Louisiana, 70605	Louisiana

Excess (non-operating) and excess undeveloped land at Boomtown Bossier City	Louisiana

Undeveloped land in Central City, Colorado	Colorado

The Ogle Haus at Belterra Casino Resort	Indiana

Excess (non-operating) and excess undeveloped land at Belterra Casino Resort	Indiana

Equity interests in any Restricted Subsidiary, the sole assets of which are listed on this Schedule 7.5(g)	N/A

Remainder of property following a Disposition of a portion of such property permitted by Section 7.5(o) of the Agreement	N/A